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                                                                  EXHIBIT 23a


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report, dated August 27, 1998 on page F-1 of this Form 10-K which is incorporated by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 33-62721 and 33-70526) and in the Registration Statement on Form S-8 (No. 33-88410).


                                              ARTHUR ANDERSEN LLP


Orange County, California
September 25, 1998